United States

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 3, 2005

UNIVEST CORPORATION OF PENNSYLVANIA
(Exact name of registrant as specified in its charter)

Pennsylvania	0-7617	23-1886144
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

14 North Main Street, Souderton, Pennsylvania 18964
(Address of principal executive office)(Zip Code)

Registrant's telephone number, including area code (215) 721-2400

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2 (b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐ Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

Retirements
(b)	Marvin A. Anders, chairman of Univest Corporation and Univest National Bank and Trust Co., has retired effective January 1, 2005.

Promotions
(c)	William S. Aichele, president and chief executive officer of Univest Corporation and Univest National Bank and Trust Co. has also become chairman of Univest Corporation and its subsidiaries Univest National Bank and Trust Co. effective January 1, 2005.

(c)	Wallace H. Bieler, senior executive vice president and chief financial officer and corporate secretary of Univest Corporation and Univest National Bank and Trust Co. has also been named chief operation officer for the Corporation effective January 1, 2005.

(c)	K. Leon Moyer, senior executive vice president of Univest Corporation and Univest National Bank and Trust Co., has also been named president and chief operating officer of Univest National Bank and Trust Co. effective January 1, 2005.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Univest Corporation of Pennsylvania

Date: January 3, 2005	By	/s/ Wallace H. Bieler
Name: Wallace H. Bieler
Title: Chief Operating Officer and Chief Financial Officer